TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Thomas M. Lenz*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

------------------------------------ |--| -------------------------------------

INVESTMENT ADVISER
(OF EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |--| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

This Report is Prepared & Printed on Recycled Paper. [logo]

EQ/EI/A/95


LANDMARK(SM) FUNDS
Advised by Citibank, N.A.

LANDMARK
EQUITY FUND

 ANNUAL
 REPORT

 December 31, 1995

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:
     1995 was an excellent year for the U.S. stock and bond markets. Contrary to many investors' expectations at the end of 1994, the year was characterized by modest economic growth, low inflation and declining interest rates. This combination of positive economic influences was a recipe for above-average gains in the financial markets, and investors who exercised patience and discipline during 1994's difficult market conditions reaped the rewards provided by stronger markets in 1995.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark Equity Fund to provide long-term capital growth. Through its investment in Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on established companies with medium to large capitalizations and seasoned management teams.

     As of December 29, 1995, Portfolio Manager Dwight Hyde has retired from Citibank. We are pleased to announce that his portfolio management duties have been assumed by Grant Hobson and Richard Goldman, both of whom are experienced investment managers and longstanding members of Mr. Hyde's equity management team. We wish Dwight the very best in his retirement, and we congratulate Grant and Rich on their new responsibilities.

     This Annual Report reviews the Portfolio's investment activities and performance and provides a summary of Citibank's perspective on and outlook for the U.S. financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.


/s/ Philip W. Coolidge
Philip W. Coolidge
President
January 20, 1996


--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS

1    Letter to Shareholders
--------------------------------------------------------------------------------
2    Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Portfolio Managers
3    The Portfolio Managers Respond
     Fund Quotes
--------------------------------------------------------------------------------
4    Strategy and Outlook
     Equity Portfolio by the Numbers
--------------------------------------------------------------------------------
5    Fund Data
     Performance Highlights

LANDMARK EQUITY FUND
--------------------------------------------------------------------------------
6    Statement of Assets and Liabilities
--------------------------------------------------------------------------------
7    Statement of Operations
--------------------------------------------------------------------------------
8    Statement of Changes in Net Assets
--------------------------------------------------------------------------------
9    Financial Highlights
--------------------------------------------------------------------------------
10   Notes to Financial Statements
--------------------------------------------------------------------------------
12   Independent Auditors' Report
--------------------------------------------------------------------------------
EQUITY PORTFOLIO
--------------------------------------------------------------------------------
13   Portfolio of Investments
--------------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
16   Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
17   Notes to Financial Statements
--------------------------------------------------------------------------------
19   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     As 1995 began, most stock market investors were cautious in an environment of rising interest rates and declining stock prices. The Federal Reserve increased key short-term interest rates six times in 1994 and once again in February, 1995, in an effort to rein in a strong economy and prevent an acceleration of inflation.

     By Spring it was apparent that the Federal Reserve's tight monetary policy had caused the economy to slow down. As the rate of economic growth moderated, investors' fears of inflation diminished and new money began flowing into the stock market at a record pace. At the same time, yields on fixed-income investments declined rapidly as investors became convinced that the Federal Reserve would reverse course and begin to lower interest rates in order to avoid the possibility of a recession.

     These economic conditions proved to be quite positive for the stocks of large U.S. companies. Lower interest rates, benign inflation and increased demand for equities from domestic and overseas investors helped broad measures of stock market performance set several new records during the year. Investors were particularly attracted to high-quality companies that are able to consistently produce above-average earnings gains in a slow-growth economy.


--------------------------------------------------------------------------------
 FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 12/31/95
$213.7 million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Standard & Poor's 500 Index
o Lipper Growth Funds Average

INVESTMENT ADVISER,
EQUITY PORTFOLIO
Citibank, N.A.

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS

GRANT HOBSON
Vice President, Citibank, N.A.

RICHARD GOLDMAN
Vice President, Citibank, N.A.

Grant D. Hobson and Richard Goldman are the managers of the Portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.


--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGERS RESPOND

     Consistent with our conservative management policies, we maintained a cautious approach toward the stock market at the start of the year. While our caution caused us to miss some early gains, especially in technology stocks, we continued to adhere to our investment style in order to avoid excessive risks and volatility. Rather than chase what we believed to be overvalued stocks in the technology sector, we focused on putting funds to work in well established growth companies with strong cash flows, seasoned management teams and reasonable valuations.

     At mid-year, this approach paid off handsomely as many technology stocks began to pull back from their highs. Market leadership shifted to large, well managed growth companies exactly the kinds of companies that comprise most of our Portfolio. For example, we maintained diversified exposure in a number of companies in the health care industry, a sector that offered excellent values as the year began and performed quite well in the second half of the year. We also favored consumer companies with growing worldwide markets as well as companies that are expected to benefit from the outsourcing of corporate services and data processing.


--------------------------------------------------------------------------------
 FUND QUOTES FROM THE PORTFOLIO MANAGERS

"Early in the year, we decided not to chase after technology stocks, preferring instead to maintain our valuation discipline."


"The Fund is a core equity holding for many shareholders. We do not take excessive risks and we want to minimize volatility as much as possible."


"It's been an excellent year for the markets: lower interest rates, low inflation, good earnings and funds flowing into equities as people plan for long-term goals."

--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     Our long-term outlook remains positive. Despite recent data suggesting economic weakness, we believe that interest rates will continue to decline modestly, the rate of inflation will remain relatively low and investors in the U.S. and overseas will continue to find U.S. stocks attractive. In addition, progress in Washington toward a balanced federal budget should influence the markets positively. However, as slower economic growth restrains the recent rise in corporate earnings, it is possible that the market could experience a temporary correction. In our view, any such declines should be viewed as opportunities to buy well managed companies at attractive prices.

     Our strategy looking forward is the same as the one that we have employed for years: identifying the stocks of high-quality companies that we believe have the potential for consistent, predictable earnings growth and are selling at reasonable valuations. Regardless of the short-term fluctuations of the stock market, we believe that this conservative, long-term approach provides an excellent way to build wealth over time without assuming excessive risks.


 Equity Portfolio
--------------------------------------------------------------------------------
 BY THE NUMBERS

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 12/31/95)
--------------------------------------------------------------------------------

NAME                                   INDUSTRY SECTOR          % OF NET ASSETS
Pfizer Inc.                        Health Services/Technology         3.54%
Royal Dutch Petroleum Co. ADR's         Energy/Minerals               2.79%
Exxon Corp.                             Energy/Minerals               2.67%
General Motors Corp. Class "E"     Electronics/Tech. Services         2.65%
Amoco Corp.                             Energy/Minerals               2.47%
Praxair Inc.                              Commodities                 2.38%
Kerr-McGee Corp.                        Energy/Minerals               2.38%
Kimberly Clark Corp.               Consumer-Non Durables              2.35%
Philip Morris Inc.                 Consumer-Non Durables              2.35%
Pacificorp.                             Utilities                     2.28%


CHANGES IN PORTFOLIO SECTORS
Portfolio of investments
as of 12/31/95

CASH/SHORT TERM/OTHER          5%
CONSUMER                      34%
INDUSTRIAL                    20%
CAPITAL GOODS                 24%
FINANCIAL                     17%

 ...Compared to 12/31/94

CASH/SHORT TERM/OTHER         18%
CONSUMER                      28%
INDUSTRIAL                    14%
CAPITAL GOODS                 25%
FINANCIAL                     15%

-----------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1995

                                                                                     TOTAL RETURNS
                                                                          --------------------------------
                                                                                                  SINCE
                                                                            ONE       FIVE       10/19/90
                                                                           YEAR      YEARS*     INCEPTION*
                                                                          ------     -------    ----------
Landmark Equity Fund without Sales Charge ....................            27.55%      14.94%      15.47%
Lipper Growth Funds Average ..................................            30.79%      16.01%      17.14%+
Standard & Poor's 500 Index ..................................            37.53%      16.56%      18.06%+
Landmark Equity Fund with Maximum Sales Charge of 4.75% ......            21.49%      13.83%      14.39%

*Average Annual Total Return.
+ From 10/31/90


30-Day SEC Yield               1.13%
Income Dividends Per Share    $0.210
Capital Gain Distributions    $0.582


--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $20,128 with sales charge (as of 12/31/95). The graph shows how the Fund compares to our benchmarks for the period October 31, 1990 to December 31, 1995.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                                 LANDMARK EQUITY

                     Landmark       Landmark
                     Equity -       Equity -       Lipper
                      Without         With         Growth       S&p 500
                       Sales          Sales         Funds        Index
                      Charge         Charge        Average     (Unmanaged)

                      $10,000         $9,525
    Oct-90             $9,847         $9,379       $10,000       $10,000
    Nov-90            $10,438         $9,942       $10,660       $10,646
    Dec-90            $10,534        $10,034       $11,014       $10,943
    Jan-91            $10,996        $10,474       $11,690       $11,420
    Feb-91            $11,811        $11,250       $12,534       $12,237
    Mar-91            $11,888        $11,323       $12,938       $12,533
    Apr-91            $11,635        $11,082       $12,922       $12,563
    May-91            $12,427        $11,837       $13,456       $13,104
    Jun-91            $11,723        $11,167       $12,795       $12,504
    Jul-91            $12,412        $11,822       $13,430       $13,087
    Aug-91            $13,111        $12,488       $13,838       $13,397
    Sep-91            $12,667        $12,065       $13,712       $13,173
    Oct-91            $12,956        $12,340       $13,993       $13,350
    Nov-91            $12,401        $11,812       $13,435       $12,812
    Dec-91            $13,772        $13,118       $14,921       $14,277
    Jan-92            $13,549        $12,905       $14,997       $14,012
    Feb-92            $13,883        $13,224       $15,208       $14,194
    Mar-92            $13,515        $12,874       $14,755       $13,917
    Apr-92            $13,571        $12,927       $14,656       $14,326
    May-92            $13,538        $12,895       $14,738       $14,397
    Jun-92            $13,106        $12,484       $14,310       $14,182
    Jul-92            $13,665        $13,016       $14,822       $14,762
    Aug-92            $13,285        $12,654       $14,500       $14,460
    Sep-92            $13,576        $12,931       $14,725       $14,630
    Oct-92            $13,923        $13,261       $15,022       $14,681
    Nov-92            $14,694        $13,996       $15,771       $15,182
    Dec-92            $14,818        $14,114       $16,062       $15,369
    Jan-93            $14,897        $14,189       $16,260       $15,498
    Feb-93            $14,684        $13,986       $16,005       $15,709
    Mar-93            $15,535        $14,797       $16,448       $16,040
    Apr-93            $15,289        $14,563       $15,938       $15,652
    May-93            $15,726        $14,979       $16,517       $16,071
    Jun-93            $15,572        $14,833       $16,566       $16,118
    Jul-93            $15,370        $14,640       $16,526       $16,054
    Aug-93            $16,066        $15,302       $17,225       $16,662
    Sep-93            $16,110        $15,345       $17,401       $16,534
    Oct-93            $16,335        $15,559       $17,643       $16,876
    Nov-93            $16,133        $15,367       $17,297       $16,716
    Dec-93            $16,635        $15,845       $17,797       $16,918
    Jan-94            $16,973        $16,166       $18,322       $17,494
    Feb-94            $16,703        $15,909       $18,036       $17,020
    Mar-94            $15,961        $15,203       $17,187       $16,277
    Apr-94            $16,253        $15,481       $17,244       $16,486
    May-94            $16,579        $15,792       $17,309       $16,756
    Jun-94            $16,103        $15,339       $16,726       $16,346
    Jul-94            $16,607        $15,819       $17,167       $16,882
    Aug-94            $17,020        $16,211       $17,954       $17,574
    Sep-94            $16,584        $15,797       $17,630       $17,149
    Oct-94            $16,894        $16,091       $17,909       $17,546
    Nov-94            $16,333        $15,557       $17,237       $16,902
    Dec-94            $16,568        $15,781       $17,396       $17,151
    Jan-95            $16,674        $15,882       $17,518       $17,595
    Feb-95            $17,260        $16,440       $18,171       $18,280
    Mar-95            $17,682        $16,842       $18,676       $18,819
    Apr-95            $17,870        $17,021       $19,059       $19,372
    May-95            $18,444        $17,568       $19,614       $20,145
    Jun-95            $18,736        $17,846       $20,418       $20,613
    Jul-95            $19,328        $18,410       $21,369       $21,295
    Aug-95            $19,139        $18,229       $21,534       $21,348
    Sep-95            $19,719        $18,782       $22,154       $22,249
    Oct-95            $19,778        $18,838       $21,822       $22,169
    Nov-95            $20,843        $19,853       $22,581       $23,140
    Dec-95            $21,132        $20,128       $22,660       $23,586


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Equity Fund
--------------------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1995

ASSETS:
Investment in Equity Portfolio, at value (Note 1A) ....................                           $213,873,982
Receivable for shares of beneficial interest sold  ....................                                172,442
                                                                                                  ------------
    Total assets ......................................................                            214,046,424
                                                                                                  ------------

LIABILITIES:
Payable for shares of beneficial interest repurchased .................                                236,627
Payable to affiliates--Shareholder servicing agents' fee (Note 2B).....                                 45,303
Accrued expenses and other liabilities ................................                                 35,976
                                                                                                  ------------
    Total liabilities  ................................................                                317,906
                                                                                                  ------------

NET ASSETS for 12,426,849 shares of beneficial interest outstanding ...                           $213,728,518
                                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital .......................................................                           $169,205,027
Unrealized appreciation ...............................................                             43,341,685
Accumulated net realized gain .........................................                              1,111,998
Undistributed net investment income ...................................                                 69,808
                                                                                                  ------------
    Total .............................................................                           $213,728,518
                                                                                                  ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST                                   $17.20
                                                                                                        ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($17.20/0.9525)                          $18.06
                                                                                                        ======

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

INVESTMENT INCOME (Note 1B):

Dividend Income from Equity Portfolio .................................       $3,451,594
Interest Income from Equity Portfolio .................................        1,132,333
Other Income Foreign Tax reclaims .....................................           24,544
Allocated Expenses from Equity Portfolio ..............................       (1,178,859)          $ 3,429,612
                                                                              ----------


EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)...........................          784,529
Administrative fees (Note 2A) .........................................          294,337
Distribution fees (Note 3) ............................................           98,112
Expense fees (Note 6) .................................................          196,232
                                                                              ----------
    Total expenses ....................................................        1,373,210
Less aggregate amount waived by Administrator and Shareholder
  Servicing Agents (Note 2A and 2B)....................................         (490,192)
                                                                              ----------
     Net expenses .....................................................                                883,018
                                                                                                   -----------
     Net investment income ............................................                              2,546,594
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM EQUITY PORTFOLIO:
Net realized gain (loss) ..............................................                              7,372,648
Net change in unrealized appreciation (depreciation) ..................                             37,840,071
                                                                                                   -----------
Net realized and unrealized gain (loss) from Equity Portfolio .........                             45,212,719
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................                            $47,759,313
                                                                                                   ===========

See notes to financial statements

 Landmark Equity Fund
------------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31, 1995         DECEMBER 31, 1994
                                                                  ----------------          ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ...........................................   $  2,546,594            $  2,218,886
Net realized gain ...............................................      7,372,648               3,501,493
Net change in unrealized appreciation (depreciation).............     37,840,071              (6,636,670)
                                                                    ------------            ------------
  Net increase (decrease) in net assets resulting from operations     47,759,313                (916,291)
                                                                    ------------            ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................................     (2,534,653)             (2,171,477)
Net realized gain ...............................................     (6,988,138)             (5,539,727)
                                                                    ------------            ------------
  Decrease in net assets from distributions to shareholders .....     (9,522,791)             (7,711,204)
                                                                    ------------            ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ................................      9,027,385              12,867,137
Net asset value of shares issued to shareholders
  from reinvestment of distributions ............................      9,521,722               7,710,057
Cost of shares repurchased ......................................    (27,032,148)            (28,877,657)
                                                                    ------------            ------------
  Net decrease in net assets from transactions in shares of
    beneficial interest .........................................     (8,483,041)             (8,300,463)
                                                                    ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................     29,753,481             (16,927,958)

NET ASSETS:
Beginning of period .............................................    183,975,037             200,902,995
                                                                    ------------            ------------
End of period (including undistributed net investment income
  of $69,808 and $0, respectively) ..............................   $213,728,518            $183,975,037
                                                                    ============            ============

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                   1995           1994++         1993++       1992++          1991++
                                                 -------       -------        -------        -------        ------
Net Asset Value, beginning of period .....       $ 14.13       $ 14.80        $ 13.23        $ 12.36        $ 9.57
                                                 -------       -------        -------        -------        ------
Income From Operations:
Net investment income ....................         0.211         0.173          0.071**        0.065         0.126
Net realized and unrealized gain (loss) on
  investments ............................         3.651        (0.245)         1.550**        0.868         2.797
                                                 -------       -------        -------        -------        ------
     Total from operations ...............         3.862        (0.072)         1.621          0.933         2.923
                                                 -------       -------        -------        -------        ------
Less Distributions From:
  Net investment income ..................        (0.210)       (0.169)        (0.051)        (0.063)       (0.133)
  Net realized gain on investments .......        (0.582)       (0.429)            --             --            --
                                                 -------       -------        -------        -------        ------
      Total from distributions ...........        (0.792)       (0.598)        (0.051)        (0.063)       (0.133)
                                                 -------       -------        -------        -------        ------
Net Asset Value, end of period ...........       $ 17.20       $ 14.13        $ 14.80        $ 13.23        $12.36
                                                 =======       =======        =======        =======        ======


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)       $213,729      $183,975       $200,903        $10,973        $9,181
Ratio of expenses to average net assets ..         1.05%(A)      1.05%(A)       1.07%          1.40%         1.40%
Ratio of net investment income to average
  net assets .............................         1.30%         1.15%          0.52%          0.53%         1.12%
Portfolio turnover(B) ....................            --            1%            23%            79%           68%
Total return .............................        27.55%       (0.41)%         12.26%          7.60%        30.73%

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws, the net investment income (loss)
   per share and the ratios would have been as follows:

Net investment income (loss) per share ...        $0.170        $0.136         $0.029**      $(0.070)       $0.002
   Ratios:
Expenses to average net assets  ..........         1.30%(A)      1.29%(A)       1.37%          2.50%         2.50%
Net investment income (loss) to
 average net assets ......................         1.05%         0.91%          0.21%        (0.57)%         0.02%

**  The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Equity Portfolio allocated expenses for the periods subsequent to May 1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
++  On May 1, 1994 the fund began investing all of its investable assets in Equity Portfolio.

See notes to financial statements

 Landmark Equity Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (86.9% at December 31, 1995) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1995, the fund reclassed $57,867 to undistributed net investment income, $51,688 to paid-in capital and $109,555 from accumulated net realized gain on investments.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.20% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. Under the Administrative Services Plan the Administrator received fees computed at an annual rate of 0.15% of the Fund's average daily net assets which amounted to $294,337 of which $196,224 was voluntarily waived for the year ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $784,529 of which $293,968 was voluntarily waived for the year ended December 31, 1995.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. Under the Administrative Services Plan distribution fees were computed at an annual rate of 0.05% of the Fund's average daily net assets and amounted to $98,112 for the year ended December 31, 1995.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $8,976,510 and $27,975,876 respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                  Year Ended     Year Ended
                                                 December 31,   December 31,
                                                    1995           1994
                                                 ----------     ----------
Shares sold  ......................                566,734        876,386
Shares issued to shareholders from
 reinvestment of distributions ....                571,311        550,817
Shares repurchased  ...............             (1,731,639)    (1,980,632)
                                                ----------     ----------
Net decrease  .....................               (593,594)      (553,429)
                                                ==========     ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay LFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund including expenses allocated from the Portfolio would, on an annual basis, exceed an agreed upon rate, currently 1.05% of the Fund's average daily net assets.

 Landmark Equity Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

To The Trustees and the Shareholders of Landmark Funds II (The Trust):
Landmark Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Equity Fund (the "Fund"), a series of Landmark Funds II, at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Boston, Massachusetts

February 7, 1996

 Equity Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1995

ISSUER                                  SHARES            VALUE
-----------------------------------------------------------------

 COMMON STOCKS--95.1%

COMMERCIAL SERVICES - 1.9%
Sysco Corp. .......................    140,000       $  4,550,000
                                                     ------------
COMMODITIES - 5.9%
EI Dupont De Nemours & Co. Inc. ...     50,000          3,493,750
Monsanto Co. ......................     12,600          1,543,500
Praxair Inc. ......................    174,000          5,850,750
Temple Inland Inc. ................     79,900          3,525,587
                                                     ------------
                                                       14,413,587
                                                     ------------
CONSUMER-DURABLES - 3.3%
Eastman Kodak Co. .................     81,000          5,427,000
Mattel Inc. .......................     88,300          2,715,225
                                                     ------------
                                                        8,142,225
                                                     ------------
CONSUMER-NON DURABLES - 9.1%
Colgate-Palmolive Co. .............     79,600          5,591,900
Kimberly Clark Corp. ..............     69,810          5,776,777
PepsiCo Inc. ......................     96,000          5,364,000
Philip Morris Inc. ................     63,800          5,773,900
                                                     ------------
                                                       22,506,577
                                                     ------------
CONSUMER SERVICES -6.6%
Capital Cities\ABC Inc. ...........     27,500          3,392,813
Carnival Corp. ....................    185,500          4,521,563
McDonald's Corp. ..................    112,000          5,054,000
Times Mirror Co. ..................     97,800          3,312,974
                                                     ------------
                                                       16,281,350
                                                     ------------
ELECTRONICS/TECHNICAL SERVICES - 13.6%
Cisco Systems, Inc. ...............     72,400          5,402,850
Computer Associates Intl. Inc. ....     86,550          4,922,531
DSC Communications ................    108,900          4,015,688
First Data Corp. ..................     72,317          4,836,199
General Motors Corp. Class "E" ....    125,000          6,500,000
Intel Corp. .......................     44,700          2,536,725
LSI Logic Corp. ...................     63,500          2,079,625
Silicon Graphics Inc.* ............    117,100          3,220,250
                                                     ------------
                                                       33,513,868
                                                     ------------
ENERGY/MINERALS -11.7%
Amoco Corp. .......................     84,500        $ 6,073,438
Exxon Corp. .......................     82,100          6,578,263
Kerr-McGee Corp. ..................     92,000          5,842,000
Mobil Corp. .......................     22,000          2,464,000
Royal Dutch Petroleum Co. ADRs ....     48,700          6,872,788
Union Pacific Resources Group. ....     43,000          1,091,124
                                                     ------------
                                                       28,921,613
                                                     ------------
FINANCE - 9.6%
American International
  Group Inc. ......................     52,500          4,856,250
BankAmerica Corp. .................     60,000          3,885,000
Federal National Mortgage
  Association .....................     45,000          5,585,625
State Street Boston Corp. .........    104,000          4,680,000
USF&G Corp. .......................    276,500          4,665,938
                                                     ------------
                                                       23,672,813
                                                     ------------
HEALTH SERVICES/TECHNOLOGY - 8.7%
Community Health Systems ..........     64,500          2,297,813
Johnson & Johnson .................     63,000          5,394,375
Manor Care Inc. ...................    142,000          4,970,000
Pfizer Inc. .......................    138,500          8,725,500
                                                     ------------
                                                       21,387,688
                                                     ------------
INDUSTRIAL SERVICES - 3.4%
Fluor Corp. .......................     62,000          4,092,000
WMX Technologies Inc. .............    140,000          4,182,500
                                                     ------------
                                                        8,274,500
                                                     ------------
PRODUCER MANUFACTURING - 6.8%
Danaher Corp. .....................    124,000          3,937,000
Emerson Electric Co. ..............     47,000          3,842,250
General Electric Co. ..............     51,000          3,672,000
Xerox Corp. .......................     38,300          5,247,100
                                                     ------------
                                                       16,698,350
                                                     ------------
RETAIL TRADE - 4.7%
Gap Stores Inc. ...................     45,000       $  1,890,000
Limited Inc. ......................    122,400          2,126,700
Nine West Group Inc. ..............     80,800          3,030,000
Toys "R" Us Inc.* .................     97,000          2,109,750
Wal-Mart Stores Inc................    107,000          2,394,125
                                                     ------------
                                                       11,550,575
                                                     ------------
TRANSPORTATION - 2.0%
Norfolk Southern Corp. ............     62,000          4,921,250
                                                     ------------
UTILITIES - 7.8%
FPL Group Inc. ....................     75,000          3,478,125
GTE Corp.  ........................    111,000          4,884,000
Pacificorp ........................    264,000          5,610,000
Texas Utilities ...................    126,000          5,181,750
                                                     ------------
                                                       19,153,875
                                                     ------------
TOTAL COMMON STOCK
 (Identified Cost  $187,466,195) ..                   233,988,271
                                                     ------------
                                     PRINCIPAL
ISSUER                                 AMOUNT              VALUE
-----------------------------------------------------------------

 SHORT-TERM OBLIGATIONS--4.8%

Dresdner Bank
 Repurchase Agreement
 5.93%, due 1/2/96
 proceeds at maturity $1,033,681
 (secured by $1,053,463
 U.S. Treasury Bond 11.25%,
 due 2/15/15)....................  $ 1,033,000        $ 1,033,000
 United States Treasury Bill,
 4.85% due 3/28/96 ..............   11,000,000         10,866,625
                                                     ------------
TOTAL SHORT-TERM
 OBLIGATIONS, AT
 AMORTIZED COST   ...............                      11,899,625
                                                     ------------
TOTAL INVESTMENTS ...............        99.9%        245,887,896
 (Identified Cost $199,365,820)
OTHER ASSETS,
 LESS LIABILITIES ...............         0.1             270,450
                                        -----        ------------
NET ASSETS ......................       100.0%       $246,158,346
                                        =====        ============

 ADRs -- American Depositary Receipts
*Non-income producing security.

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

ASSETS:
Investments at value (Note 1A) (Identified Cost, $199,365,820)................                    $245,887,896
Cash .........................................................................                             592
Dividends and interest receivable ............................................                         400,572
                                                                                                  ------------
    Total assets .............................................................                     246,289,060
                                                                                                  ------------
LIABILITIES:
Payable to affiliates--Investment advisory fees (Note 2) .....................                         105,980
Accrued expenses and other liabilities .......................................                          24,734
                                                                                                  ------------
    Total liabilities ........................................................                         130,714
                                                                                                  ------------
NET ASSETS ...................................................................                    $246,158,346
                                                                                                  ============
REPRESENTED BY:
Paid-in capital for beneficial interests .....................................                    $246,158,346
                                                                                                  ============

See notes to financial statements


 Equity Portfolio
---------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $61,341).....................   $ 3,688,624
Interest .................................................................     1,191,030
                                                                             -----------
  Total Income ...........................................................                         $ 4,879,654
EXPENSES:
Investment advisory fees (Note 2) ........................................     1,049,008
Administrative fees (Note 3) .............................................       104,901
Expense fees (Note 6) ....................................................       104,901
                                                                             -----------
  Total expenses .........................................................                           1,258,810
                                                                                                   -----------
  Net investment income ..................................................                           3,620,844
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions ....................                           7,439,032
Unrealized appreciation (depreciation) of investments--
   Beginning of period ...................................................     5,474,813
   End of period .........................................................    46,522,076
                                                                             -----------
 Net change in unrealized appreciation (depreciation) ....................                          41,047,263
                                                                                                   -----------
   Net realized and unrealized gain (loss) on investments ................                          48,486,295
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                         $52,107,139
                                                                                                   ===========

See notes to financial statements

 Equity Portfolio
------------------------------------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                              MAY 1, 1994
                                                                                             (COMMENCEMENT
                                                                       YEAR ENDED          OF OPERATIONS) TO
                                                                    DECEMBER 31, 1995      DECEMBER 31, 1994
                                                                    ----------------        ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income .............................................  $  3,620,844           $  2,322,467
Net realized gain on investment transactions ......................     7,439,032              2,731,272
Net change in unrealized appreciation (depreciation) of investments    41,047,263               (844,015)
                                                                     ------------           ------------
    Net increase in net assets resulting from operations ..........    52,107,139              4,209,724
                                                                     ------------           ------------

CAPITAL TRANSACTIONS:
Proceeds from contributions .......................................    43,731,563            199,044,676
Value of withdrawals ..............................................   (36,365,840)           (16,568,916)
                                                                     ------------           ------------
    Net increase in net assets from capital transactions ..........     7,365,723            182,475,760
                                                                     ------------           ------------

NET INCREASE IN NET ASSETS: .......................................    59,472,862            186,685,484
NET ASSETS:
Beginning of period ...............................................   186,685,484                     --
                                                                     ------------           ------------
End of period .....................................................  $246,158,346           $186,685,484
                                                                     ============           ============

See notes to financial statements


 Equity Portfolio
------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                              MAY 1, 1994
                                                                                             (COMMENCEMENT
                                                                       YEAR ENDED          OF OPERATIONS) TO
                                                                    DECEMBER 31, 1995      DECEMBER 31, 1994
                                                                    ----------------       ----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted) .........................    $246,158                $186,685
Ratio of expenses to average net assets ...........................       0.60%                   0.60%*
Ratio of net investment income to average net assets ..............       1.73%                   1.81%*
Portfolio turnover ................................................         67%                     35%

* Annualized

See notes to financial statements

 Equity Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. (Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

E. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $1,049,008 for the year ended December 31, 1995. The investment advisory fees are computed at the annual rate of 0.50% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $104,901 for the year ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $159,462,767 and $127,550,730, respectively, for the year ended December 31, 1995.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost  ........................................   $199,365,820
                                                           ============
Gross unrealized appreciation ..........................   $ 50,907,238
Gross unrealized depreciation ..........................     (4,385,162)
                                                           ------------
Net unrealized appreciation ............................   $ 46,522,076
                                                           ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio would, on an annual basis, exceed an agreed upon rate, currently 0.60% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1995, the commitment fee allocated to the Portfolio was $1,404. Since the line of credit was established, there have been no borrowings.

 Equity Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, EQUITY PORTFOLIO:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1995 by correspondence with the custodian provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.



PRICE WATERHOUSE
Chartered Accountants
Toronto, Ontario
February 7, 1996


--------------------------------------------------------------------------------
 SHAREHOLDER SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701,
For all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.

LANDMARK
SMALL CAP
EQUITY FUND

ANNUAL
REPORT
December 31, 1995


TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.
SECRETARY
Thomas M. Lenz*
TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

           ----------------|_|----------------

INVESTMENT ADVISER
(OF SMALL CAP EQUITY PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111

AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

           ----------------|_|----------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/SC/A/95                         Printed on Recycled Paper [GRAPHIC OMITTED]

-----------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     1995 was an excellent year for the U.S. stock and bond markets. Contrary to many investors' expectations at the end of 1994, the year was characterized by modest economic growth, low inflation and declining interest rates. This combination of positive economic influences was a recipe for above-average gains in the financial markets, and investors who exercised patience and discipline during 1994's difficult market conditions reaped the rewards provided by stronger markets in 1995.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark Small Cap Equity Fund to provide long-term capital growth. Through its investment in Small Cap Equity Portfolio, the Fund participates primarily in the ownership of common stocks issued by domestic companies with market capitalizations of $750 million or less.

     This Annual Report reviews the Portfolio's investment activities and performance since commencement of operations in June, 1995, and provides a summary of Citibank's perspective on and outlook for the U.S. financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.


/S/ Philip Coolidge
Philip W. Coolidge
President
January 20, 1996

TABLE OF CONTENTS


1 Letter to Shareholders                LANDMARK SMALL CAP EQUITY FUND
------------------------------------------------------------------------------
2 Market Environment                     6 Statement of Assets and Liabilities
  Fund Snapshot                            Statement of Operations
------------------------------------------------------------------------------
3 Portfolio Manager                      7 Statement of Changes in Net Assets
  The Portfolio Manager Responds        ---------------------------------------
---------------------------------------  8 Financial Highlights
4 Fund Quotes                           --------------------------------------
  Strategy and Outlook                   9 Notes to Financial Statements
  Small Cap Equity Portfolio            --------------------------------------
  By the Numbers                        11 Independent Auditors' Report
------------------------------------------------------------------------------
5 Fund Data                             SMALL CAP EQUITY PORTFOLIO
  Performance Highlights                --------------------------------------
--------------------------------------- 12 Portfolio of Investments
                                        --------------------------------------
                                        14 Statement of Assets and Liabilities
                                           Statement of Operations
                                        --------------------------------------
                                        15 Statement of Changes in Net Assets
                                           Financial Highlights
                                        --------------------------------------
                                        16 Notes to Financial Statements
                                        --------------------------------------
                                        18 Independent Auditors' Report
                                        --------------------------------------

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

------------------------------------------------------------------------------
MARKET ENVIRONMENT

     As 1995 began, most investors in the U.S. stock market were cautious in an environment of rising interest rates and declining stock prices. The Federal Reserve increased key short-term interest rates six times in 1994 and once again in February, 1995, in an effort to rein in a strong economy and prevent an acceleration of inflation.

     By Spring it was apparent that the Federal Reserve's tight monetary policy had caused the economy to slow down. As the rate of economic growth moderated, investors' fears of inflation diminished and new money began flowing into the stock market and equity mutual funds at a record pace. At the same time, yields on fixed income investments declined rapidly as investors became convinced that the Federal Reserve would begin to lower interest rates in order to avoid the possibility of a recession.

     These economic conditions proved to be quite positive for the stocks of many U.S. companies, including the small capitalization companies in which the Portfolio invests. Lower interest rates, benign inflation and increased demand for equities from domestic and overseas investors helped broad measures of stock market performance set several new records during the year. More specifically, investors were particularly attracted to companies that are able to consistently produce above-average gains in a slow-growth economy.

-------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
June 21, 1995

NET ASSETS AS OF 12/31/95
$5.1  million

FUND OBJECTIVE
Long-term capital growth; dividend income, if any, is incidental to this investment objective.

DIVIDENDS
Paid semi-annually, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARK
o Lipper Small Company Growth Fund Average
o Russell 2000(R) Index

INVESTMENT ADVISER,
SMALL CAP EQUITY PORTFOLIO
Citibank, N.A.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PORTFOLIO MANAGER

DAVID N. PEARL
Vice President, Citibank, N.A.

Mr. Pearl is a Portfolio Manager of U.S. Equity Assets for institutional clients, with a focus on small and medium capitalization stocks.

Prior to joining Citibank in 1994, Mr. Pearl was a Portfolio Manager at Fleming Capital Management where he managed a $125 million unit trust and invested over $750 million in small capitalization growth stocks. Prior to this he was with Bankers Trust Company, managing over $2 billion for institutional equity clients. Mr. Pearl has also held the position of Research Analyst with BEA Associates and has worked as a Manager, High Technology Programs for Coopers & Lybrand.

------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     The Fund outperformed the Russell 2000, an index composed of small-cap stocks, and the S&P 500, a large-cap index, through successful execution of a "bottom-up" style of investment management which considers the strengths of individual companies rather than broad market or economic conditions. After conducting exhaustive fundamental analyses, including on-site visits with senior management, we invest in companies that we believe are likely to achieve high levels of sustainable earnings growth. In 1995 the Fund was able to invest in companies with higher growth rates than the S&P 500 and Russell 2000 indices, at very reasonable valuations. As these companies achieved their business plans, the market rewarded them with exceptional price appreciation.

     One key to our success was early recognition and participation in new areas of the market. For example, our technology holdings were directed at emerging areas such as the Internet, productivity enhancement software and help information systems. In addition, the Portfolio was balanced by stocks in areas such as consumer services, machinery and financial services. We also identified high quality companies in the health care sector, which performed particularly well during the second half of the year.

------------------------------------------------------------------------------
FUND QUOTES FROM THE PORTFOLIO MANAGER

"1995 was an excellent year for stocks. Because the economy is slowing, investors wanted stable growth stocks and were willing to pay higher valuations than normal."

"The small, young companies we follow had stronger growth rates and more upwards earnings revisions during the last six months of the year than larger companies."

"The quality of the companies we see is still high. Earnings Consistency looks good and a slower economy has not affected the stocks we own to any great degree."

------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     Looking forward, we are optimistic about the prospects for small cap stocks in 1996. We believe that interest rates will continue to decline modestly and the rate of inflation will remain relatively low. In addition, progress in Washington toward a balanced federal budget should influence the markets positively. However, as slower economic growth restrains the recent rise in corporate earnings, it is possible that the market could experience a temporary correction. In our view, any such declines should be viewed as opportunities to buy growing companies at attractive prices.

     Regardless of market conditions, however, we will continue to employ our bottom-up approach to stock selection. As of year-end 1995, we are still finding small cap stocks with exceptional growth characteristics. Furthermore, we expect small capitalization stocks to outperform their larger counterparts as investors shift their focus to higher-growth, small-cap opportunities.

Small Cap Equity POrtfolio
------------------------------------------------------------------------------
BY THE NUMBERS

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 12/31/95)
==============================================================================

    NAME                             INDUSTRY SECTOR        % OF NET ASSETS
    Network Appliance Inc.             Technology                4.18%
    Citrix Systems Inc.                Technology                2.93%
    Eagle USA AirFreight Inc.       Autos & Transport            2.57%
    Interneuron Pharmaceuticals        Health Care               2.35%
    Meadowbrook Insurance Group    Financial Services            2.22%
    Mecon Inc.                         Health Care               2.07%
    Regal Cinemas                   Consumer Services            2.00%
    Giant Industries Inc.            Integrated Oils             1.99%
    Applied Power Inc. CL "A"       Producer Durables            1.98%
    Roosevelt Financial Group      Financial Services            1.94%

-----------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1995

                                                         TOTAL RETURNS
                                                             SINCE
                                                            6/21/95
                                                          INCEPTION*
                                                          ----------
Landmark Small Cap Equity Fund without Sales Charge .....   44.78%
Lipper Small Company Growth Fund Average            .....   20.55%+
Russell 2000 Index                                  .....   18.09%+
Landmark Small Cap Equity Fund with Maximum Sales
  Charge of 4.75% .......................................   37.90%

*  Not annualized
+  From 5/31/95

30-Day SEC Yield              1.10%
Income Dividends Per Share   $0.050
Capital Gain Distribution    $0.100


-----------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $13,790 with sales charge (as of 12/31/95). The graph shows how the Fund compares to our benchmarks for the period June 21, 1995 to December 31, 1995.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

[Plot points for graph]

SMALL CAP FUND

                      Landmark     Landmark
                     Small Cap     Small Cap
                       Fund -        Fund        Lipper Small
                      Without       Income -     Co. Growth    Russell 2000
                       Sales       With Sales       Funds         Index
                       Charge        Charge        Average      (Unmanaged)
---------------------------------------------------------------------------
                      $10,000        $9,525        $10,000       $10,000
 Jun-95               $10,050        $9,573        $10,597       $10,519
 Jul-95               $10,970       $10,449        $11,390       $11,125
 Aug-95               $11,640       $11,087        $11,578       $11,355
 Sep-95               $12,000       $11,430        $11,855       $11,558
 Oct-95               $11,980       $11,411        $11,457       $11,042
 Nov-95               $13,550       $12,906        $11,881       $11,506
 Dec-95               $14,478       $13,790        $12,054       $11,809



Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Small Cap Equity Fund
---------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1995


ASSETS:
Investment in Small Cap Equity Portfolio, at value (Note 1A) ........................               $4,989,277
Receivable for shares of beneficial interest sold  ..................................                  158,264
                                                                                                    ----------
    Total Assets ....................................................................                5,147,541
                                                                                                    ----------
NET ASSETS for 359,566 shares of beneficial interest outstanding ....................               $5,147,541
                                                                                                    ==========
NET ASSETS CONSIST OF:
Paid-in capital .....................................................................               $4,166,268
Unrealized appreciation .............................................................                  725,790
Accumulated net realized gain .......................................................                  255,483
                                                                                                    ----------
    Total ...........................................................................               $5,147,541
                                                                                                    ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST ...............                   $14.32
                                                                                                        ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge ($14.32/0.9525) ......                   $15.03
                                                                                                        ======

See notes to financial statements

  Landmark Small Cap Equity Fund
---------------------------------------------------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Period June 21, 1995 (Commencement of Operations) to December 31, 1995

INVESTMENT INCOME (Note 1B):
Dividend Income from Small Cap Equity Portfolio  ........................        $ 5,205
Interest Income from Small Cap Equity Portfolio  ........................         11,378              $ 16,583
                                                                                 -------
EXPENSES:
Auditing fees ...........................................................         15,000
Legal fees ..............................................................          7,170
Shareholder reports .....................................................          6,197
Shareholder Servicing Agents' fees (Note 2B).............................          5,497
Transfer agent fees .....................................................          4,000
Custodian fees ..........................................................          3,750
Administrative fees (Note 2A) ...........................................          2,063
Distribution fees (Note 3) ..............................................            687
Trustees fees ...........................................................            400
Miscellaneous ...........................................................          2,500
                                                                                 -------
   Total expenses                                                                 47,264
Less expenses assumed by the administrator ..............................        (39,017)
Less aggregate amount waived by Administrator, Distributor and Shareholder
  Servicing Agents (Note 2A, 2B and 3) ..................................         (8,247)
                                                                                 -------
     Net expenses  ......................................................                                  --
                                                                                                    ----------
     Net investment income ..............................................                               16,583
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM SMALL CAP EQUITY PORTFOLIO:
Net realized gain (loss) ................................................                              288,370
Net change in unrealized appreciation (depreciation) ....................                              725,790
                                                                                                    ----------
Net realized and unrealized gain (loss) from Small Cap Equity Portfolio                              1,014,160
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................                           $1,030,743
                                                                                                    ==========

See notes to financial statements

  Landmark Small Cap Equity Fund
---------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
                                                                JUNE 21, 1995
                                                                (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                              DECEMBER 31, 1995
                                                              ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..............................          $   16,583
Net realized gain ..................................             288,370
Net change in unrealized appreciation ..............             725,790
                                                              ----------
  Net increase in net assets resulting from operations         1,030,743
                                                              ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................             (16,583)
Net realized gain ..................................             (34,115)
                                                              ----------
  Decrease in net assets from distributions to shareholders      (50,698)
                                                              ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 5):
Net proceeds from sale of shares ...................           4,202,811
Net asset value of shares issued to shareholders from
  reinvestment of distributions ....................              51,172
Cost of shares repurchased .........................             (86,487)
                                                              ----------
Net increase in net assets from transactions in shares
  of beneficial interest ...........................           4,167,496
                                                              ----------

NET INCREASE IN NET ASSETS .........................           5,147,541

NET ASSETS:
Beginning of period ................................                 --
                                                              ----------
End of period ......................................          $5,147,541
                                                              ==========

See notes to financial statements

 Landmark Small Cap Equity Fund
-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                              JUNE 21, 1995
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                            DECEMBER 31, 1995
                                                            ----------------

Net Asset Value, beginning of period  ..........                $10.00
                                                                ------
Income From Operations:
Net investment income ..........................                  0.05
Net realized and unrealized gain ...............                  4.42
                                                                ------
     Total from operations .....................                  4.47
                                                                ------
Less Distributions From:
  Net investment income ........................                 (0.05)
  Net realized gain ............................                 (0.10)
                                                                ------
      Total from distributions .................                 (0.15)
                                                                ------
Net Asset Value, end of period .................                $14.32
                                                                ======


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......                $5,148
Ratio of expenses to average net assets (A) ....                     0%
Ratio of net investment income to average net assets              1.21%*
Total return ...................................                 44.78%**

   Note: If Agents of the Fund for the periods indicated and Agents of Small Cap Equity Portfolio for the period June 21, 1995 (commencement of operations) to December 31, 1995 had not voluntarily waived all of their fees, assumed Fund expenses and had expenses been limited to that required by certain state securities laws, the net investment income (loss) per share and the ratios would have been as follows:

   Net investment income per share .............                $(0.288)
   Ratios:
   Expenses to average net assets (A) ..........                  2.50%*
   Net investment income to average net assets                   (1.29)%*

*  Annualized
** Not Annualized
(A) Includes the Fund's share of Small Cap Equity Portfolio allocated expenses for the period indicated.

See notes to financial statements

 Landmark Small Cap Equity Fund
------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Small Cap Equity Fund (the "Fund") is a separate diversified series of Landmark Funds II (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. On June 21, 1995 (commencement of operations), the Fund began investing all of its investable assets in Small Cap Equity Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objective of long-term capital growth by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (99.9% at December 31, 1995) in the net assets of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1995, the Fund reclassed $1,703 from paid-in capital to accumulated net gain on investments.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees payable to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.20% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $2,063, all of which was voluntarily waived from June 21, 1995 (Commencement of Operations) to December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $5,497, all of which was voluntarily waived for the period June 21, 1995 (Commencement of Operations) to December 31, 1995.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. Under the Administrative Services Plan distribution fees were computed at an annual rate of 0.05% of the Fund's average daily net assets, which amounted to $687, all of which was voluntarily waived for the period June 21, 1995 (Commencement of Operations) to December 31, 1995.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the period aggregated $4,044,549 and $86,015 respectively.

(5) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                              JUNE 21, 1995
                                                             (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                           DECEMBER 31, 1995
                                                           ----------------
Shares sold  ..............................                      362,453
Shares issued to shareholders from
  reinvestment of distributions ...........                        3,754
Shares repurchased  .......................                       (6,641)
                                                                 -------
Net increase ..............................                      359,566
                                                                 =======

(6) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the period ended December 31, 1995, which amounted to $39,017.

---------------------------------------------------------------------------
 Landmark Small Cap Equity Fund
---------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS II (THE TRUST): LANDMARK SMALL CAP EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Small Cap Equity Fund (the "Fund"), a series of Landmark Funds II, at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period June 21, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1996

 Small Cap Equity Portfolio
----------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1995

Issuer                             Shares      Value
----------------------------------------------------------------------------
AUTOS AND TRANSPORT - 4.4%

COMMON STOCKS - 92.9%
Airborne Freight Corp. ......      3,500     $ 93,188
Eagle USA AirFreight Inc.* ..      4,900      128,624
                                             --------
                                              221,812
                                             --------

CONSUMER SERVICES - 16.5%
Bally Entertainment Corp.*...      6,000       84,000
Central Parking Corp. .......      3,100       89,125
Davidson & Associates* ......      4,400       96,800
Gadzooks Inc.* ..............      3,600       90,900
JPFoodservice Inc.* .........      4,600       89,700
Logan's Roadhouse Inc.* .....      4,800       82,800
Neostar Retail Group Inc.* ..      1,800       13,275
Red Lion Hotels Inc.* .......      5,300       92,750
Regal Cinemas* ..............      3,350       99,662
Sports &Recreation Inc.* ....     12,100       86,213
                                             --------
                                              825,225
                                             --------
CONSUMER STAPLES - 1.7%
Pete's Brewing Company* .....      6,000       84,000
                                             --------

FINANCIAL SERVICES - 15.3%
Affiliated Computer Services
   Class A* .................      2,300       86,250
CCB Financial Corp. .........      1,450       80,475
Charter One Financial Inc. ..      2,300       70,438
First Empire State Corp. ....        350       76,300
Investors Financial
  Services Corp.* ...........      3,900       80,925
Meadowbrook Insurance Group*       3,300      110,550
Roosevelt Financial Group ...      5,000       96,875
Susquehanna Bancshares Inc. .      3,300       87,450
Texas Regional Banc Shares "A"     4,300       72,025
                                             --------
                                              761,288
                                             --------
HEALTH CARE - 15.8%
Community Health Systems* ...      2,600       92,625
Enterprise Systems Inc.* ....      3,100       94,550
Interneuron Pharmaceuticals*       4,600      117,300
Lunar Corp.* ................      2,775       76,313
Mariner Health Group Inc.* ..      5,200       87,100
Mecon Inc.* .................      6,500      103,188
Neuromedical Systems Inc.* ..      1,450       29,180
Sierra Health Services Inc.*       2,800       88,900
Vivus Inc.* .................      3,100       96,875
                                            ---------
                                              786,031
                                            ---------
INTEGRATED OILS - 3.7%
Giant Industries Inc. .......      8,100       99,225
KCS Energy Inc...............      5,800       87,000
                                            ---------
                                              186,225
                                            ---------
MATERIALS & PROCESSING - 3.7%
Carbide/Graphite Group* .....      6,500       93,437
Intertape Polymer Group .....      2,900       90,988
                                            ---------
                                              184,425
                                            ---------
OTHER ENERGY - 3.4%
Input/Output Inc.* ..........      1,600       92,400
Lomak Petroleum Inc.* .......      7,700       75,075
                                            ---------
                                              167,475
                                            ---------
PRODUCER DURABLES - 5.7%
Applied Power Inc. Class "A"       3,300       99,000
Blount International Inc.
  Class "A" .................      3,500       91,875
Hardinge Inc.* ..............      3,600       93,600
                                            ---------
                                              284,475
                                            ---------
TECHNOLOGY - 19.1%
C.I.S. Technologies Inc.* ...     21,500       69,875
Citrix Systems Inc.* ........      4,500      146,250
Exar Corp.* .................      5,700       84,075
McAfee Associates Inc.* .....      1,700       74,588
Meta-Software Inc.* .........      3,200       53,600
Network Appliance Inc.* .....      5,200      208,650
Network General Corporation*       2,600       86,775
Remedy Corp.* ...............      1,400       82,950
Silicon Valley Research Inc.*     19,300       72,375
State of the Art Inc.* ......      7,700       76,037
                                            ---------
                                              955,175
                                            ---------
UTILITIES - 3.6%
Atlantic Tele-Network .......      8,500    $  91,906
Petersburg Long Distance
  Inc. ADRs* ................     18,600       88,350
                                            ---------
                                              180,256
                                            ---------

TOTAL COMMON STOCK
 (Identified Cost $3,910,567)               4,636,387
                                            ---------

-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 15.8%
                                 PRINCIPAL
                                  AMOUNT
                                  -------
Salomon Repurchase Agreement,
  5.375% due 1/2/96 proceeds
  at maturity $195,816
   (secured by $182,343
   US Teasury Bill 5.15%
   due 6/13/96 and $17,788
   US Treasury Bills
   5.15% due 6/6/96) ........   $195,700      195,700
United States Treasury Bill
 4.850% due 3/28/96              300,000      296,363
United States Treasury Bill
 4.950% due 3/28/96              300,000      296,287
                                           ----------
TOTAL SHORT-TERM OBLIGATIONS,
 AT AMORTIZED COST ..........                 788,350
                                           ----------


TOTAL INVESTMENTS ........... 108.7%        5,424,737
 (Identified Cost $4,698,917)
OTHER ASSETS,
 LESS LIABILITIES ...........  (8.7)         (435,315)
                              -----        ----------
NET ASSETS                    100.0%       $4,989,422
                              =====        ==========


ADRs American Depositary Receipts

* Non income producing

See notes to financial statements

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

ASSETS:
Investments at value (Note 1A) (Identified Cost, $4,698,917)      $5,424,737
Cash ......................................................              385
Interest receivable and other assets ......................            1,528
                                                                  ----------
    Total assets ..........................................        5,426,650
                                                                  ----------
LIABILITIES:
Payable for investments purchased .........................          437,228
                                                                  ----------
NET ASSETS ................................................       $4,989,422
                                                                  ==========
REPRESENTED BY:
Paid-in capital for beneficial interests ..................       $4,989,422
                                                                  ==========

See notes to financial statements

 Small Cap Equity Portfolio
------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 From June 21, 1995 (Commencement of Operations) to December 31, 1995


INVESTMENT INCOME:
  Dividend Income ...............................................              $  5,205
  Interest Income ...............................................                11,378              $ 16,583
                                                                                --------
EXPENSES:
Auditing fees ...................................................                 25,000
Investment advisory fees (Note 2) ...............................                 10,222
Custodian fees ..................................................                  7,363
Legal fees ......................................................                  3,368
Administrative fees (Note 3) ....................................                    682
Trustee fees ....................................................                    400
Miscellaneous ...................................................                  1,300
                                                                                --------
  Total expenses ................................................                 48,335
Less expense assumed by the Administrator: ......................                (37,431)
Less aggregate amount waived by Investment
 Adviser and Administrator (Notes 2 and 3) ......................                (10,904)
                                                                                --------
  Net Expenses ..................................................                                          -0-
                                                                                                    ----------
  Net investment income .........................................                                       16,583
                                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions ...........                                      288,385
Unrealized appreciation (depreciation) of investments--
   Beginning of period ..........................................                     --
   End of period ................................................                725,820
                                                                                --------
 Net change in unrealized appreciation (depreciation)............                                      725,820
                                                                                                    ----------
   Net realized and unrealized gain (loss) on investments .......                                    1,014,205
                                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............                                   $1,030,788
                                                                                                    ==========

See notes to financial statements

 Small Cap Equity Portfolio
-----------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                             JUNE 21, 1995
                                                              (COMMENCEMENT
                                                            OF OPERATIONS) TO
                                                            DECEMBER 31, 1995
                                                            ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                         $   16,583
Net realized gain on investment transactions ..........          288,385
Net change in unrealized appreciation of investments ..          725,820
                                                              ----------
    Net increase in net assets resulting from operations       1,030,788
                                                              ----------
CAPITAL TRANSACTIONS:
Proceeds from contributions ...........................        4,044,649
Value of withdrawals ..................................          (86,015)
                                                              ----------
    Net increase in net assets from capital transactions       3,958,634
                                                              ----------
NET INCREASE IN NET ASSETS: ...........................        4,989,422
NET ASSETS:
Beginning of period ...................................               --
                                                              ----------
End of period .........................................       $4,989,422
                                                              ==========

See notes to financial statements

 Small Cap Equity Portfolio
-----------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                              JUNE 21, 1995
                                                              (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             DECEMBER 31, 1995
                                                             -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)................        $4,989
Ratio of expenses to average net assets ................            -0-
Ratio of net investment income to average net assets ....         1.22%*
Portfolio turnover ......................................           41%

Note: If Agents of the Portfolio had not voluntarily waived all of their fees and assumed Fund expenses for the period indicated and had expenses been limited to that required by certain state securities law, the ratios would have been as follows:

RATIOS:
Expenses to average net assets ..........................         2.50%*
Net investment income to average net assets .............        (1.28%)*

* Annualized

See notes to financial statements

 Small Cap Equity Portfolio
-----------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Small Cap Equity Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank N.A. (Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $10,222 all of which was voluntarily waived for the period June 21, 1995 (Commencement of Operations) to December 31, 1995. The investment advisory fees are computed at the annual rate of 0.75% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $682 all of which was voluntarily waived for the period June 21, 1995 (Commencement of Operations) to December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $4,746,834 and $1,124,652, respectively, for the period June 21, 1995 (Commencement of Operations) to December 31, 1995.

(5)  FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost ..........................                          $4,698,917
                                                                   ==========

Gross unrealized appreciation ...........                          $  886,867
Gross unrealized depreciation ...........                            (161,047)
                                                                   ----------
Net unrealized appreciation                                        $  725,820
                                                                   ==========

(6) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period June 21, 1995 (commencement of operations) to December 31, 1995, no commitment fee was allocated to the Portfolio. Since the line of credit was established, there have been no borrowings.

 Small Cap Equity Portfolio
-----------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, SMALL CAP EQUITY PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Cap Equity Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the period June 21, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned as at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the period June 21, 1995 (commencement of operations) to December 31, 1995 in accordance with U.S. generally accepted accounting principles.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 7, 1996

---------------------------------------------------------------------------
 SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701,
For all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund